UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 30, 2004
                                                 ------------------


                        China Digital Communication Group
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       333-64804           91-2132336
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission       (IRS Employer
            of incorporation)         File Number)     Identification No.)


  2/F North Wondial Building, Keji South 6 Road, Shenzhen High-Tech Industrial
                   Park, Shennan Avenue, Shenzhen, P.R. China
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: 86-755-38252698
                                                   ----------------
                                Jasmine's Garden
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

         In the Amended 8K filed by the Company, only Unaudited Pro Forma Financial Statements for the acquired business were provided. The Company now provides Audited Financial Statements for FYE 2002 and FYE 2003 as well as updated more complete Pro Forma Financial Statements. The Audited and Pro Forma Statements were provided by Lichter, Weil & Associates, Certified Public Accountants, 9191 Towne Center Drive, Suite 406, San Diego, California 92122
(858) 320-2850. The following Exhibits are attached hereto:

         Exhibit 1 - Audited Financial Statements for Shenzhen E'Jenie Science & Technology Company Limited for FYE 2002

         Exhibit 2 - Audited Financial Statements for Shenzhen E'Jenie Science & Technology Company Limited for FYE 2003

         Exhibit 3 - Unaudited Pro Forma Combined Condensed Financial Statement for Shenzhen E'Jenie Science & Technology Company Limited for FYE 2003

         Exhibit 4 - Unaudited Pro Forma Combined Condensed Financial Statement for Shenzhen E'Jenie Science & Technology Company Limited as at September 30, 2004




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHINA DIGITAL COMMUNICATION GROUP

                                            By: /s/ YiBo Sun
                                            -----------------------------------
                                            Name: YiBo Sun
                                            Title: Chief Executive Officer

Dated: December 15, 2004

================================================================================
Exhibit 1






              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED


                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                                TABLE OF CONTENTS








Independent Auditor's Report                                      2

Statement of Financial Position                                   3

Statement of Operations                                           4

Statement of Cash Flow                                            5

Statement of Changes in Stockholders' Equity                      6

Notes to Financial Statements                                     7

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------





To the Board of Directors and Stockholders
Shenzhen E'Jenie Science & Technology Company Limited


We have audited the accompanying Statement of Financial Position of Shenzhen E'Jenie Science & Technology Company Limited ("the Company") as of December 31, 2002 and the related Statement of Operations, Changes in Stockholders' Equity and Cash Flows for the period from inception (July 1, 2002) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen E'Jenie Science & Technology Company Limited as of December 31, 2002 and the results of its operations and cash flows for the period from inception (July 1, 2002) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2004
San Diego, California

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                         STATEMENT OF FINANCIAL POSITION
                                DECEMBER 31, 2002

                                     ASSETS
                                     ------




Current Assets
           Cash and cash equivalents                                    $24,444
           Accounts receivable, net                                     282,614
           Due from related party                                        48,268
           Other receivables                                             52,767
           Prepaid expenses                                                 425
                                                                 --------------
              Total Current Assets                                      408,518
                                                                 --------------

Fixed Assets, net                                                        34,443
                                                                 --------------
              Total Fixed Assets                                         34,443
                                                                 --------------

           Total Assets                                                $442,961
                                                                 ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current Liabilities
           Accounts payable and accrued expenses                       $175,988
           Due to related party                                          96,019
           Current portion, obligation under finance lease                3,240
           Provision for value-added tax                                 43,941
           Provision for income tax                                       7,969
                                                                 --------------
           Total Current Liabilities                                    327,157
                                                                 --------------
Long-term debt, net of current portion
           Obligation under finance lease                                 5,476
           Employees' welfare reserve                                     4,926
                                                                 --------------
                                                                         10,402
                                                                 --------------
           Total Liabilities                                            337,559
                                                                 --------------

Stockholders' Equity
           Registered share capital                                      60,338
           Cumulative foreign currency translation adjustment                (4)
           Retained earnings                                             45,068
                                                                 --------------
           Total Stockholders' Equity                                   105,402
                                                                 --------------
           Total Liabilities and Stockholders' Equity                  $442,961
                                                                 ==============



                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                             STATEMENT OF OPERATIONS
             FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002







Sales, net                                                             $284,299

Cost of sales                                                           198,221
                                                                 --------------
           Gross profit                                                  86,078

Selling, general and administrative expenses                             35,688
                                                                 --------------

           Income from operations                                        50,390
                                                                 --------------

Other (Income)/Expense
           Interest income                                                  (19)
           Rent income                                                   (2,930)
           (Gain)/Loss on currency exchange                                  12
           Interest expense                                                 199
           Miscellaneous expense                                             91
                                                                 --------------
           Total Other (Income)                                          (2,647)
                                                                 --------------

           Income before income taxes                                    53,037

Provison for income taxes                                                 7,969
                                                                 --------------
Net income                                                              $45,068
                                                                 ==============

Earnings Per Share, Basic and Diluted                                       $90
                                                                 ==============







                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                             STATEMENT OF CASH FLOWS
             FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES
           Net income                                                   $45,068

Adjustments to reconcile net income to net cash
provided  by/(used in) operating
activities:
           Depreciation                                                   3,762
           (Increase) in receivables                                   (282,614)
           (Increase) in other receivables                              (52,767)
           (Increase) in prepaid expenses                                  (425)
           Increase in accounts payable
                and accrued expenses                                    175,988
           Increase in employee welfare reserve                           4,926
           Increase in  provision for income tax                          7,969
           Increase in provision for value-added tax                     43,941
                                                                 --------------
           Total Adjustments                                            (99,220)
                                                                 --------------
           Net cash used in operations                                  (54,152)
                                                                 --------------

CASH FLOWS FROM INVESTING ACTIVITIES
           Purchase of furniture and equipment                          (38,205)
                                                                 --------------
           Net cash used in investing activities                        (38,205)
                                                                 --------------

CASH FLOWS FROM FINANCING ACTIVITIES
           Inception of finance lease                                    10,016
           Payment on finance lease                                      (1,300)
           Loan from related party                                       96,019
           Loan to related party                                        (48,268)
           Issuance of stock                                             60,338
                                                                 --------------
           Net cash provided by financing activities                    116,805
                                                                 --------------

           Effect of exchange rate                                           (4)
                                                                 --------------

           Net change in cash and cash equivalents                       24,444

           Cash and cash equivalents at beginning of period                   0
                                                                 --------------
           Cash and cash equivalents at end of year                     $24,444
                                                                 ==============

           Supplemental cash flows disclosures:

                Income tax payments                                          $0
                                                                 --------------
                Interest payments                                          $199
                                                                 --------------




                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
             FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002







Registered share capital outstanding
           Balance at beginning of period                                    $0
           Shares issued                                                 60,338
                                                                 --------------
           Balance at end of year                                        60,338
                                                                 ==============


Cumulative foreign-exchange translation adjustment
           Balance at beginning of period                                     0
           Foreign currency translation                                      (4)
                                                                 --------------

           Balance at end of year                                            (4)
                                                                 ==============

Retained earnings
           Balance at beginning of period                                     0
           Net income                                                    45,068
                                                                 --------------
           Balance at end of year                                        45,068
                                                                 --------------

Total stockholders' equity at end of year                              $105,402
                                                                 ==============



                   See Accompanying Notes and Auditor's Report

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


Note A - ORGANIZATION
         ------------
         Shenzhen E'Jenie Science & Technology Company Limited, was legally established on July 8, 2002 under the laws of the Peoples' Republic of China. When used in these notes, the terms "Company, we, our" means Shenzhen E'Jenie Science & Technology Company Limited.

         The Company is in the business of developing and producing metal battery casings for use in the cellular telecommunications industry.


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------
         Revenue Recognition
         -------------------
         Revenue from sales of products to customers is recognized upon shipment or when title passes to customers based on the terms of the sales, and is recorded net of returns, discounts and allowances.

         Risks and Uncertainties
         -----------------------
         The Company is subject to substantial risks from, among other things, rapid change in technology, rapidly changing customer requirements, limited operating history, and the volatility of public markets.

         Contingencies
         -------------
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

         Fixed Assets
         ------------
         Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

               Furniture and Fixtures                5 years
               Equipment                             5 -10 years
               Computer Hardware and Software        2- 5 years

         Exchange Gain (Loss):
         ---------------------

         During year ended December 31, 2002, the transactions of Shenzhen E'Jenie were denominated in a foreign currency and are recorded in the Chinese Yuan Renminbi at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

         Translation Adjustment
         ----------------------
         As of December 31, 2002, the accounts of the Company were maintained, and their financial statements were expressed, in the Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation", with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholder's equity are translated at the historical rates and income statement items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income".

         As of December 31, 2002, the exchange rates between CNY and the USD was USD$1=CNY$8.28710 The weighted-average rate of exchange between CNY and USD was USD$1 = CNY$8.28687 Total translation adjustment recognized for the period ended December 31, 2002 is $(4.00).

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------


         Fair Value of Financial Instruments
         -----------------------------------
         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt also approximates fair value because interest rates and terms offered to the Company are at current market rates.


         Statement of Cash Flows
         -----------------------

         In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows", cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.


         Concentration of Credit Risk
         ----------------------------

         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.




         Inventory
         ---------
         Inventory is valued at the lower of cost or market. Cost is determined on the weighted average method. As of December 31, 2002 the Company had no inventory on hand.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------

         Cash and Cash Equivalents
         -------------------------
         The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.

         Advertising
         -----------
         Advertising costs are expensed in the year incurred.

         Income Taxes
         ------------
         Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Taxes are based on the laws and regulations of the Peoples' Republic of China.

         Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, "Accounting for Income Taxes". As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

         Earnings Per Share
         ------------------
         The Company uses SFAS No. 128, "Earnings Per Share", for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

         Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of
         -----------------------------------------------------------------------
         The Company adopted the provision of FASB No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair values of the assets. In assessing the impairment of these identifiable intangible assets, identifiable goodwill will be allocated on a pro rata basis using fair values of the assets at the original acquisition date. In estimating expected future cash flows for determining whether an asset is impaired and if expected future cash flows are used in measuring assets that are impaired, assets will be grouped at the lowest level (entity level) for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. In recording an impairment loss, any related goodwill would be reduced to zero before reducing the carrying amount of any identified impaired asset.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002



Note C - CASH
         -----
         The Company maintains its cash balances at various banks in China. All balances are insured by the Central Deposit Insurance Corporation
         (CDIC). As of December 31, 2002, there were no uninsured portions of the balances held at the banks.


Note D - FIXED ASSETS
         ------------
         Fixed assets consist of the following:

                                                     2002
                                                     ----
                 Machinery and equipment           23,616
                 Transportation equipment          14,336
                 Furniture and fixtures               253
                                                   ------
                                                  $38,205
                 Accumulated depreciation          (3,762)
                                                   ------
                                                  $34,443
                                                   ======

Note E- COMMITTMENTS
        ------------

The Company leases facilities under operating leases that are month to month. Rental expense for these leases consisted of $9,712 for the six months ended December 31, 2002.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002


Note F - INCOME TAXES
         ------------

         Total income taxes are based on the income tax laws of the Peoples' Republic of China. Based on these laws the income tax is 15% of the net income of the Company. The Company has accordingly accrued $7,969 in income tax expense as of December 31, 2002.


Note G - DEBT
         ----

         At December 31, 2002, the Company had notes payable outstanding in the aggregate amount of $8,716. Payable as follows:


         Notes payable to a bank in China,
         interest at 5.0% per annum, 36 monthly
         installment payments of $300                             $ 8,716

                            Current portion                         3,240
                                                                  -------

                           Long-term portion                      $ 5,476
                                                                  =======


Note H - RELATED PARTY TRANSACTIONS
         --------------------------

         Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholder of the Company. These amounts do not bear interest and are not collateralized.

         At December 31, 2002 the Company had a loan receivable from another company which is owned by a relative of one of the major stockholder's of the Company in the amount of $48,268. The Company also had a loan payable to two stockholders and two related companies that amounted to $96,019.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                                DECEMBER 31, 2002


Note I - FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

         The carrying amounts of the Company's long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.


Note J - CONCENTRATION
         -------------

         The Company sells its products to original equipment manufacturers throughout China. The Company performs ongoing credit evaluations of its customers' financial condition. At December 31, 2002, four customers, each of who accounted for more than 5% of the Company's annual sales, accounted for 89% of total sales and 95% of the accounts receivable at year end.


Note K - SUBSEQUENT EVENTS
         -----------------

         LOAN - On July 31, 2004 the Company entered into a loan agreement with ---- a financial institution in China. The loan amount is $241,345, payable on July 30, 2005, bearing interest at the rate of 5.31% per annum.

         DIVIDEND - Subsequent to December 31, 2003 the Company declared and -------- paid a dividend of $90,500.

         EXCHANGE AGREEMENT - On August 8, 2004, the shareholders of the Company ------------------ transferred all of their shares of stock to a British Virgin Islands (BVI) corporation in exchange for equal shares and ownership of the BVI corporation stock. The BVI corporation is Billion Electronics Co Limited.

         On October 11, 2004, Billion Electronics Co., Ltd, entered into an exchange agreement with China Digital Communication Group, a United States publicly traded company. Pursuant to the Exchange Agreement, the Company agrees to purchase all of the issued and outstanding shares of Billion from the shareholders for approximately $1,500,000 and 4,566,210 shares of the Company's common stock, or approximately 8.7% of the total issued and outstanding shares.

================================================================================

Exhibit 2

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED


                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED


                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                TABLE OF CONTENTS








Independent Auditor's Report                                         2

Statements of Financial Position                                     3

Statements of Operations                                             4

Statements of Cash Flow                                              5

Statements of Changes in Stockholders' Equity                        6

Notes to Financial Statements                                        7

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------





To the Board of Directors and Stockholders
Shenzhen E'Jenie Science & Technology Company Limited


We have audited the accompanying Statements of Financial Position of Shenzhen E'Jenie Science & Technology Company Limited ("the Company") as of December 31, 2003 and 2002 and the related Statements of Operations, Changes in Stockholders' Equity and Cash Flows for the periods from inception (July 1, 2002) through December 31, 2002 and the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen E'Jenie Science & Technology Company Limited as of December 31, 2003 and 2002 and the results of its operations and cash flows for the periods from inception (July 1, 2002) through December 31, 2002 and for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2004
San Diego, California

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                        STATEMENTS OF FINANCIAL POSITION
                           DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                     ------
                                                                       2003                        2002
                                                                 ---------------             --------------

Current Assets
           Cash and cash equivalents                                    $101,425                    $24,444
           Accounts receivable, net                                      509,493                    282,614
           Inventory                                                     117,017                          0
           Due from related parties                                      182,977                     48,268
           Other receivables                                              56,832                     52,767
           Prepaid expenses                                                    0                        425
                                                                 ---------------             --------------
                   Total Current Assets                                  967,744                    408,518
                                                                 ---------------             --------------

Fixed Assets, net                                                         47,017                     34,443
                                                                 ---------------             --------------
                  Total Fixed Assets                                      47,017                     34,443
                                                                 ---------------             --------------
           Total Assets                                               $1,014,761                   $442,961
                                                                 ===============             ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current Liabilities
           Accounts payable and accrued expenses                        $414,473                   $175,988
           Due to related party                                           26,547                     96,019
           Current portion, obligation under finance lease                 3,409                      3,240
           Provision for value-added tax                                 277,183                     43,941
           Provision for income tax                                       33,906                      7,969
                                                                 ---------------             --------------
           Total Current Liabilities                                     755,518                    327,157
                                                                 ---------------             --------------

Long-term debt, net of current portion
           Obligation under finance lease                                  2,067                      5,476
           Employees' welfare reserve                                     19,609                      4,926
                                                                 ---------------             --------------
                                                                          21,676                     10,402
                                                                 ---------------             --------------
           Total Liabilities                                             777,194                    337,559
                                                                 ---------------             --------------

Stockholders' Equity
           Registered share capital                                       60,338                     60,338
           Cumulative foreign currency translation adjustment                  9                         (4)
           Retained earnings                                             177,220                     45,068
                                                                 ---------------             --------------
           Total Stockholders' Equity                                    237,567                    105,402
                                                                 ---------------             --------------
           Total Liabilities and Stockholders' Equity                 $1,014,761                   $442,961
                                                                 ===============             ==============



                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                            STATEMENTS OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                      2003                        2002
                                                                 ---------------             --------------
<s>                                                              <c>                        <c

Sales, net                                                            $2,061,528                   $284,299

Cost of sales                                                          1,810,126                    198,221
                                                                 ---------------             --------------
           Gross profit                                                  251,402                     86,078

Selling, general and administrative expenses                             116,713                     35,688
                                                                 ---------------             --------------

           Income from operations                                        134,689                     50,390
                                                                 ---------------             --------------

Other (Income)/Expense
           Interest income                                                   (43)                       (19)
           Other income                                                        0                          0
           Rent income                                                   (27,209)                    (2,930)
           (Gain)/Loss on currency exchange                                  (47)                        12
           Interest expense                                                3,754                        199
           Miscellaneous expense                                             145                         91
                                                                 ---------------             --------------
           Total Other (Income)                                          (23,400)                    (2,647)
                                                                 ---------------             --------------

           Income before income taxes                                    158,089                     53,037

Provison for income taxes                                                 25,937                      7,969
                                                                 ---------------             --------------
Net income                                                              $132,152                    $45,068
                                                                 ===============             ==============

Earnings Per Share, Basic and Diluted                                       $264                        $90
                                                                 ===============             ==============





                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                            STATEMENTS OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                      2003                        2002
                                                                 ---------------             --------------
<s>                                                              <c>                        <c

CASH FLOWS FROM OPERATING ACTIVITIES
           Net income                                                   $132,152                    $45,068

Adjustments to reconcile net income to net cash
provided by operating activities:
           Depreciation and amortization                                   9,478                      3,762
           (Gain)/Loss on foreign currency exchange                            0                          0
           (Increase) in receivables                                    (226,879)                  (282,614)
           (Increase) in inventory                                      (117,017)                         0
           (Increase) in other receivables                                (4,065)                   (52,767)
           Decrease/(Increase) in prepaid expenses                           425                       (425)
           Increase in accounts payable
                and accrued expenses                                     238,485                    175,988
           Increase in employee welfare reserve                           14,683                      4,926
           Increase in provision for income tax                           25,937                      7,969
           Provision for value-added tax                                 233,242                     43,941
                                                                 ---------------             --------------
           Total Adjustments                                             174,289                    (99,220)
                                                                 ---------------             --------------
           Net cash provided by/(used in) operations                     306,441                    (54,152)
                                                                 ---------------             --------------

CASH FLOWS FROM INVESTING ACTIVITIES
           Purchase of furniture and equipment                           (22,054)                   (38,205)
                                                                 ---------------             --------------
           Net cash (used in) investing activities                       (22,054)                   (38,205)
                                                                 ---------------             --------------

CASH FLOWS FROM FINANCING ACTIVITIES
           Inception of finance leases                                         0                     10,016
           Payment on finance leases                                      (3,240)                    (1,300)
           Loan from related party                                       (69,472)                    96,019
           Loan to related party                                        (134,709)                   (48,268)
           Issuance of share capital                                           0                     60,338
                                                                 ---------------             --------------
           Net cash (used in)/provided by financing activities          (207,421)                   116,805
                                                                 ---------------             --------------

           Effect of exchange rate                                            15                         (4)
                                                                 ---------------             --------------

           Net change in cash and cash equivalents                        76,981                     24,444

           Cash and cash equivalents at beginning of year                 24,444                          0
                                                                 ---------------             --------------

           Cash and cash equivalents at end of period                   $101,425                    $24,444
                                                                 ===============             ==============
           Supplemental cash flows disclosures:

                Income tax payments                                           $0                         $0
                                                                 ---------------             --------------
                Interest payments                                         $3,754                       $199
                                                                 ---------------             --------------





                   See Accompanying Notes and Auditor's Report

             SHENZHEN E' JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
     FOR THE PERIOD FROM INCEPTION (JULY 1, 2002) THROUGH DECEMBER 31, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                      2003                        2002
                                                                 ---------------             --------------
<s>                                                              <c>                        <c

Registered share capital outstanding
           Balance at beginning of period                                $60,338                         $0
           Shares issued                                                       0                     60,338
                                                                 ---------------             --------------
           Balance at end of year                                         60,338                     60,338
                                                                 ---------------             --------------

Cumulative foreign-exchange translation adjustment
           Balance at beginning of period                                     (4)                         0
           Foreign currencly translation                                      13                         (4)
                                                                 ---------------             --------------

           Balance at end of year                                              9                         (4)
                                                                 ---------------             --------------

Retained earnings
           Balance at beginning of period                                 45,068                          0
           Net income                                                    132,152                     45,068
                                                                 ---------------             --------------
           Balance at end of year                                        177,220                     45,068
                                                                 ---------------             --------------

Total stockholders' equity at end of year                               $237,567                   $105,402
                                                                 ===============             ==============






                   See Accompanying Notes and Auditor's Report

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


Note A - ORGANIZATION
         ------------

         Shenzhen E'Jenie Science & Technology Company Limited, was legally established on July 8, 2002 under the laws of the Peoples' Republic of China. When used in these notes, the terms "Company, we, our" means Shenzhen E'Jenie Science & Technology Company Limited.

         The Company is in the business of developing and producing metal battery casings for use in the cellular telecommunications industry.


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         Revenue Recognition
         -------------------
         Revenue from sales of products to customers is recognized upon shipment or when title passes to customers based on the terms of the sales, and is recorded net of returns, discounts and allowances.

         Risks and Uncertainties
         -----------------------
         The Company is subject to substantial risks from, among other things, rapid change in technology, rapidly changing customer requirements, limited operating history, and the volatility of public markets.

         Contingencies
         -------------
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

         Fixed Assets
         ------------
         Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

               Furniture and Fixtures                5 years
               Equipment                             5 -10 years
               Computer Hardware and Software        2- 5 years

         Exchange Gain (Loss):
         ---------------------
         During periods ended December 31, 2003 and 2002, the transactions of Shenzhen E'Jenie were denominated in a foreign currency and are recorded in the Chinese Yuan Renminbi at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

         Translation Adjustment
         ----------------------
         As of December 31, 2003 and 2002, the accounts of the Company were maintained, and their financial statements were expressed, in the Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation", with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholder's equity are translated at the historical rates and income statement items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income".

         As of December 31, 2003 and 2002, the exchange rates between CNY and the USD was USD$1=CNY8.28670 and USD$1=CNY8.28710, respectively. The weighted-average rate of exchange between CNY and USD was USD$1=CNY8.28715 and USD$1 = CNY8.28687, respectively. Total translation adjustment recognized for the periods ended December 31, 2003 and 2002 was $9.00 and $(4.00), respectively.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------


         Fair Value of Financial Instruments
         -----------------------------------
         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt also approximates fair value because interest rates and terms offered to the Company are at current market rates.


         Statement of Cash Flows
         -----------------------

         In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows", cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.


         Concentration of Credit Risk
         ----------------------------

         Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.




         Inventory
         ---------
         Inventory is valued at the lower of cost or market. Cost is determined on the weighted average method. As of December 31, 2003 the Company's inventory was comprised entirely of finished goods. As of December 31, 2002 the Company had no inventory on hand.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002


Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------

         Cash and Cash Equivalents
         -------------------------
         The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.

         Advertising
         -----------
         Advertising costs are expensed in the year incurred.

         Income Taxes
         ------------
         Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Taxes are based on the laws and regulations of the Peoples' Republic of China.

         Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, "Accounting for Income Taxes". As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

         Earnings Per Share
         ------------------
         The Company uses SFAS No. 128, "Earnings Per Share", for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

         Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of
         -----------------------------------------------------------------------
         The Company adopted the provision of FASB No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair values of the assets. In assessing the impairment of these identifiable intangible assets, identifiable goodwill will be allocated on a pro rata basis using fair values of the assets at the original acquisition date. In estimating expected future cash flows for determining whether an asset is impaired and if expected future cash flows are used in measuring assets that are impaired, assets will be grouped at the lowest level (entity level) for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. In recording an impairment loss, any related goodwill would be reduced to zero before reducing the carrying amount of any identified impaired asset.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002



Note C - CASH
         ----

         The Company maintains its cash balances at various banks in China. All balances are insured by the Central Deposit Insurance Corporation
         (CDIC). As of December 31, 2003 and 2002, there were no uninsured portions of the balances held at the banks.


Note D - FIXED ASSETS
         ------------

         Fixed assets consist of the following:


                                                       2003         2002
                                                       ----         ----
                 Machinery and equipment           $ 42,643     $ 23,616
                 Transportation equipment            14,336       14,336
                 Furniture and fixtures               3,279          253
                                                     ------       ------
                                                     60,258       38,205
                 Accumulated depreciation           (13,241)      (3,762)
                                                     ------       ------
                                                   $ 47,017     $ 34,443
                                                     ======       ======


Note E- COMMITTMENTS
        ------------
In 2002 the Company leased facilities under operating leases that were month to month. Rental expense for these leases consisted of $9,712 for the six months ended December 31, 2002.

As of December 31, 2003 the company leased office facilities and employee quarters under an operating lease agreement through April 30, 20011. The lease agreement is for monthly payments of $6,824. Future minimum amounts required under this agreement are as follows:

              For the year ending:
                                    2004   $  81,900
                                    2005      81,900
                                    2006      81,900
                                    2007      81,900
                                    2008      81,900
            2009 and thereafter              191,100
                                             -------
                                           $ 600,000
                                             =======

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002


Note F - INCOME TAXES
         ------------

         Total income taxes are based on the income tax laws of the Peoples' Republic of China. Based on these laws the income tax is 15% of the net income of the Company. The Company has accordingly accrued $33,906 and $7,969 in income tax expense as of December 31, 2003 and 2002, respectively.


Note G - DEBT
         ----

         At  December  31,  2003  and  2002,   the  Company  had  notes  payable
         outstanding in the aggregate amount of $5,476 and $8,716, respectively. Payable as follows:

                                                    2003            2002
                                                    ----            ----

         Notes payable to a bank in China,
         interest at 5.0% per annum,
         36 monthly installment payments
         of $300                                  $5,476          $ 8,716

                           Current portion         3,409            3,240
                                                 -------          -------

                           Long-term portion      $2,067          $ 5,476
                                                 =======          =======



Note H - RELATED PARTY TRANSACTIONS
         --------------------------

         Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholders of the Company. These amounts do not bear interest and are not collateralized.

         At December 31, 2003 the Company had loans receivable from two companies owned by related parties and loans receivable from two stockholders of the Company, which total $182,977. The Company also had loans payable to one company owned by a related party and to one stockholder, which total $26,547.

         At December 31, 2002 the Company had a loan receivable from another company which is owned by a relative of one of the major stockholder's of the Company in the amount of $48,268. The Company also had a loan payable to two stockholders and two related companies that amounted to $96,019.

              SHENZHEN E'JENIE SCIENCE & TECHNOLOGY COMPANY LIMITED

                           DECEMBER 31, 2003 AND 2002


Note I - FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

         The carrying amounts of the Company's long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.


Note J - CONCENTRATION
         -------------

         The Company sells its products to original equipment manufacturers throughout China. The Company performs ongoing credit evaluations of its customers' financial condition. At December 31, 2003, four customers, each of who accounted for more than 5% of the Company's annual sales, accounted for 79% of total sales and 84% of the accounts receivable at year end. At December 31, 2002, four customers, each of who accounted for more than 5% of the Company's annual sales, accounted for 89% of total sales and 95% of the accounts receivable at year end.


Note K - SUBSEQUENT EVENTS
         -----------------

         LOAN - On July 31, 2004 the Company entered into a loan agreement with ---- a financial institution in China. The loan amount is $241,345, payable on July 30, 2005, bearing interest at the rate of 5.31% per annum.

         DIVIDEND - Subsequent to December 31, 2003 the Company declared and -------- paid a dividend of $90,500.

         EXCHANGE AGREEMENT - On August 8, 2004, the shareholders of the Company ------------------transferred all of their shares of stock to a British Virgin Islands (BVI) corporation in exchange for equal shares and ownership of the BVI corporation stock. The BVI corporation is Billion Electronics Co Limited.

         On October 11, 2004, Billion Electronics Co., Ltd, entered into an exchange agreement with China Digital Communication Group, a United States publicly traded company. Pursuant to the Exchange Agreement, the Company agrees to purchase all of the issued and outstanding shares of Billion from the shareholders for approximately $1,500,000 and 4,566,210 shares of the Company's common stock, or approximately 8.7% of the total issued and outstanding shares.

================================================================================

Exhibit 3



The accompanying condensed financial statements illustrate the effect of the stock exchange agreement between China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as September 30, 2004 is based on the historical balance sheets of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, as of that date.

The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2004. The pro forma condensed consolidated balance sheet as December 31, 2003 is based on the historical balance sheets of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2003. The pro forma condensed combined statements of operations for the year ended December 31, 2003 is based on the historical statements of operations of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, and assumes the acquisition took place on January 1, 2003. The pro forma condensed combined statement of operations for the nine months ended September 30, 2004 is based on the historical statements of operations of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited and assumes the acquisition took place on January 1, 2004. The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited

China Digital Communication Group (formerly known as Jasmine's Garden) UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2003

                                        December 31, 2003       December 31, 2003
                                       --------------------   ----------------------
                                          China Digital          Shenzhen E'Jenie
                                          Communication             Science &
                                          Group (f/k/a)         Technology Company
                                         Jasmine's Garden           Limited           Pro Forma Adjustments       Pro Forma
                                       --------------------    ---------------------  --------------------- --------------------
          Assets
Current Assets
  Cash and cash equivalents                   $21,221                   $101,425                                        $122,646
  Accounts receivable                          -                         509,493                                         509,493
  Inventory                                    -                         117,017                                         117,017
  Due from related party                       -                         182,977                                         182,977
  Other receivables                            -                         56,832                                           56,832
                                       ---------------------     ---------------------                       --------------------


     Total Current Assets                      21,221                    967,744                                         988,965

Fixed assets, net                              -                          47,017                                          47,017
                                       ---------------------     ---------------------                       ---------------------

     Total Assets                             $21,221                 $1,014,761                                      $1,035,982
                                       =====================     =====================                       =====================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable                            $ 5,000                  $ 414,473  (2)            17,000                 $436,473
  Due to related party                         -                          26,547                                          26,547
  Current portion under finance lease          -                           3,409                                           3,409
  Provision for value added tax                -                         277,183                                         277,183
  Provision for income tax                     -                          33,906                                          33,906
                                       ---------------------     ---------------------                       ---------------------
     Total Current Liabilites                   5,000                    755,518                                         777,518

Obligation under finance lease                 -                           2,067                                           2,067
Employee welfare reserve                       -                          19,609                                          19,609
                                       ---------------------     ---------------------                       ---------------------
     Total Liabilities                          5,000                    777,194                                         799,194
                                       ---------------------     ---------------------                       ---------------------

Stockholders' Equity

  Common stock                                  6,015                     -                                                6,015
  Registered share capital                     -                          60,338  (1)           (60,338)                       -
  Additional paid in capital                   15,385                     -       (1)           134,624                  150,009
  Cumulative foreign currency translation      -                               9                                               9
  Retained earnings                            (5,179)                   177,220  (1)           (74,286)                  80,755
                                                                                  (2)           (17,000)
                                       ---------------------     ---------------------  -------------------- ---------------------
     Total Stockholders' Equity                16,221                    237,567                                         236,788
                                       ---------------------     ---------------------                       ---------------------
     Total Liabilities and
           Stockholders' Equity               $21,221                 $1,014,761                    $0                $1,035,982
                                       =====================     =====================  ==================== =====================

China Digital Communication Group (formerly known as Jasmine's Garden) UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Year Ended December 31, 2003

                                                       Historical                         Pro Forma
                                       ---------------------------------------------
                                          China Digital          Shenzhen E'Jenie
                                          Communication             Science &
                                          Group (f/k/a)         Technology Company
                                         Jasmine's Garden           Limited               Adjustments              Pro Forma
                                       --------------------    ---------------------  -------------------    --------------------
Sales revenue                                        $808               $2,061,528                                    $2,062,336
                                       --------------------    ---------------------                         --------------------
                                                      808                2,061,528                                     2,062,336

Cost of goods sold                                    579                1,810,126                                     1,810,705
                                       --------------------    ---------------------                         --------------------
                                                      579                1,810,126                                     1,810,705

Gross Profit                                          229                  251,402                                       251,631
                                       --------------------    ---------------------                         --------------------

General, selling and
     administrative expenses                        6,028                  116,713 (2)           17,000                  139,741
                                       --------------------    ---------------------  -------------------    --------------------


Operating income ( loss )                          (5,799)                 134,689              (17,000)                 111,890
                                       --------------------    ---------------------  -------------------    --------------------

Nonoperating income ( expense )

      Interest income                                   -                       43                                            43
      Rent income                                       -                   27,209                                        27,209
      Other income                                  6,581                     (145)                                        6,436
      Interest expenses                                 -                   (3,754)                                       (3,754)
      Gain/(loss) on currencly translation              -                       47                                            47
                                       --------------------    ---------------------                         --------------------
Total nonoperating income ( expenses )              6,581                   23,400                                        29,981
                                       --------------------    ---------------------                         --------------------

Income ( loss ) before provision for income tax       782                  158,089                                       141,871

Provision for income taxes                              -                   25,937                                        25,937
                                       --------------------    ---------------------                         --------------------

Net income ( loss )                                  $782                 $132,152             ($17,000)                $115,934
                                       ====================    =====================   ===================   ====================

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Shenzhen E'Jenie Science & Technology Company Limited have been prepared on the basis of assumptions relating to the stock exchange agreement between China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited and management's best estimates.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented.

The adjustments are as follows:

(1) To eliminate the equity of Shenzhen E'Jenie Science & Technology Company Limited.

(2) To accrue estimated costs to consummate the transaction.


================================================================================


Exhibit 4





The accompanying condensed financial statements illustrate the effect of the stock exchange agreement between China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as September 30, 2004 is based on the historical balance sheets of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, as of that date.

The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2004. The pro forma condensed consolidated balance sheet as December 31, 2003 is based on the historical balance sheets of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2003. The pro forma condensed combined statements of operations for the year ended December 31, 2003 is based on the historical statements of operations of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited, and assumes the acquisition took place on January 1, 2003. The pro forma condensed combined statement of operations for the nine months ended September 30, 2004 is based on the historical statements of operations of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited and assumes the acquisition took place on January 1, 2004. The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited

China Digital Communication Group (formerly known as Jasmine's Garden) UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
September 30, 2004


                                                  September 30, 2004      September 30, 2004          Pro Forma
                                                --------------------------------------------
                                                     China Digital
                                                  Communication Group      Shenzhen E'Jenie
                                                   (f/k/a) Jasmine's     Science & Technology
            Assets                                       Garden             Company Limited           Adjustments      Pro Forma
                                                --------------------      -------------------         -----------     -----------

Current Assets
  Cash and cash equivalents                                   24,915                  130,852                             155,767
  Accounts receivable                                              -                1,337,093                           1,337,093
  Inventory                                                        -                  152,295                             152,295
  Due from related party                                           -                  139,047                             139,047
  Deposit                                                  1,492,900                        -                           1,492,900
  Other receivables                                                -                   55,447                              55,447
                                                --------------------      -------------------                         -----------

     Total Current Assets                                  1,517,815                1,814,734                           3,332,549
                                                --------------------      -------------------                         -----------

Fixed assets, net                                                  -                  184,711                             184,711
                                                --------------------      -------------------                         -----------

     Total Assets                                          1,517,815                1,999,445                           3,517,260
                                                ====================      ===================                         ===========


Liabilities and Stockholders' Equity

Current Liabilities
  Short-term borrowing                                       105,443                  241,345                             346,788
  Accounts payable                                                 -                  535,572 (2)          17,000         552,572
  Due to related party                                             -                   12,067                              12,067
  Current portion, obligation under lease                          -                    2,446                               2,446
  Provision for value-added tax                                    -                  558,098                             558,098
  Provision for income tax                                         -                  105,384                             105,384
                                                --------------------     --------------------                         -----------
     Total Current Liabilites                                105,443                1,454,912                           1,577,355


Employee welfare reserve                                           -                   59,694                              59,694
                                                --------------------     --------------------                         -----------
     Total Liabilities                                       105,443                                                    1,637,049

Stockholders' Equity
  Common stock                                                47,975                        -                              47,975
  Legal reserve/share capital                                      -                   60,338 (1)         (60,338)              -
  Additional paid in capital                               6,377,025                        -             174,929       6,551,954
  Cumulative foreign currency translation                          -                       13                                  13
  Retained earnings                                       (5,012,628)                 424,488 (1)        (114,591)     (4,719,731)
                                                                                              (2)         (17,000)
                                                --------------------    ---------------------     ---------------     -----------
     Total Stockholders' Equity                            1,412,372                                                    1,880,211
                                                --------------------    ---------------------     ---------------     -----------

     Total Liabilities and
           Stockholders' Equity                            1,517,815                1,999,445                   0       3,517,260
                                                ====================    =====================     ===============     ===========

China Digital Communication Group (formerly known as Jasmine's Garden) UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2004 through September 30, 2004



                                                                   Historical                         Pro Forma
                                                    -----------------------------------------
                                                      China Digital        Shenzhen E'Jenie
                                                      Communication           Science &
                                                      Group (f/k/a)       Technology Company
                                                    Jasmine's Garden           Limited                Adjustments      Pro Forma
                                                    ----------------      -------------------     ---------------     -----------

Sales revenue                                                    760                2,759,777                           2,760,537
                                                    ----------------      -------------------                         -----------
                                                                 760                2,759,777                           2,760,537

Cost of goods sold                                               567                2,196,503                           2,197,070
                                                    ----------------      -------------------                         -----------
                                                                 567                2,196,503                           2,197,070

Gross Profit                                                     193                  563,274                             563,467
                                                    ----------------      -------------------                         -----------

General, selling and
     administrative expenses                                     675                  161,840 (2)          17,000         179,515
                                                    ----------------      -------------------     ---------------     -----------

Operating income ( loss )                                       (482)                 401,434             (17,000)        383,952
                                                    ----------------      -------------------     ---------------     -----------

Nonoperating income ( expense )

      Rent income                                                  -                    2,756                               2,756
      Other income                                             2,608                        -                               2,608
      Interest expenses                                            -                     (190)                               (190)
                                                    ----------------      -------------------                         -----------
Total nonoperating income ( expenses )                         2,608                    2,566                               5,174
                                                    ----------------      -------------------                         -----------

Income ( loss ) before provision for income tax                2,126                  404,000                             389,126

Provision for income taxes                                         -                   66,229                              66,229
                                                    ----------------      -------------------                         -----------

Net income ( loss )                                            2,126                  337,771              (17,000)       322,897
                                                    ================      ===================     ================    ===========

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Shenzhen E'Jenie Science & Technology Company Limited have been prepared on the basis of assumptions relating to the stock exchange agreement between China Digital Communication Group and Shenzhen E'Jenie Science & Technology Company Limited and management's best estimates.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented.

The adjustments are as follows:

(1) To eliminate the equity of Shenzhen E'Jenie Science & Technology Company Limited.

(2) To accrue estimated costs to consummate the transaction.